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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				 CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 24, 2004
						  -------------

Commission File Number 0-5544


			     OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				       OHIO
	  (State or other jurisdiction of incorporation or organization)

				    31-0783294
		       (I.R.S. Employer Identification No.)

			 9450 Seward Road, Fairfield, Ohio
		     (Address of principal executive offices)

				      45014
				    (Zip Code)

				  (513) 603-2400
			  (Registrant's telephone number)


				  Not Applicable
	    (Former name or former address, if changed since last report)





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ITEM 5.  Other Events
------   ------------

On June 24, 2004, Ohio Casualty Corporation issued a press release announcing a senior notes offering. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.




	 Exhibit Index
	 -------------

	     99 Press release dated June 24, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.





				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				       OHIO CASUALTY CORPORATION
				      ----------------------------
					    (Registrant)





June 24, 2004                          /s/ Debra K. Crane
				      ---------------------------------------
				      Debra K. Crane, Senior Vice President,
				      General Counsel and Secretary










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